UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01 Other Events.

On or about September 22, 2021, a purported class action lawsuit, captioned Schielke, et al. v. CytoDyn Inc., et al., C.A. No. 2021-0818-MTZ (the “Action”), was filed against the Company and its then-directors in the Court of Chancery of the State of Delaware (the “Court”). Plaintiffs alleged that a clause in the Company’s Amended and Restated Certificate of Incorporation (the “Only With Cause Clause”), which provides that directors may be removed from office only with cause, is inconsistent with provisions of the Delaware General Corporate Law, which plaintiffs allege would permit removal with or without cause.

On August 24, 2017, at the Company’s annual meeting of stockholders, the Company’s stockholders had the opportunity to vote on a proposal to amend the Company’s certificate of incorporation by deleting the Only With Cause Clause.  The stockholders did not approve the proposed amendment at that annual meeting.  Thereafter, the Plaintiffs filed the Action, seeking a declaration that the Only With Cause Clause is invalid and to enjoin the defendants from enforcing it, as well as a reasonable allowance of attorneys’ fees and expenses.

On January 7, 2022, the Court entered an Order providing that the Only With Cause Clause is invalid, entering a final judgment, and retaining jurisdiction solely for the purpose of adjudicating plaintiffs’ counsel’s then-anticipated application for an award of attorneys’ fees and reimbursement of expenses.  Further, on April 11, 2022, the Company filed a Form 10-Q with the U.S. Securities and Exchange Commission (the “SEC”) and filed therewith a Certificate of Correction of the Company’s Certificate of Incorporation, dated April 7, 2022 (the “Certificate of Correction”), which, in accordance with the Court’s January 7, 2022 Order, corrected the Charter by striking the Only With Cause Clause.

In December 2023, through arm’s-length negotiations, plaintiffs and the Company reached an agreement under which the Company agreed to pay $59,500 in attorneys’ fees and reimbursement of expenses to plaintiffs’ counsel, inclusive of a $500 service award to the plaintiffs. The Court has not expressed an opinion on the amount of fees and expenses. The foregoing disclosure was required to be made pursuant to the court order closing the case.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: December 22, 2023	By	/s/ Antonio Migliarese
Antonio Migliarese
Chief Financial Officer